CS First Boston Leveraged Finance IPP Utilities Conference Rex Clevenger Senior Vice President, Finance

Forward-Looking Statements This presentation contains "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words . However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Business Overview

RRI's Corporate Strategy:
To build balanced upstream (wholesale) and downstream (retail) merchant energy businesses

2003E Adjusted EBITDA Contribution*
$1,125 – 1,225 million



Wholesale
~$455 (39%)
Retail
~$700 (60%)
Corporate/Other
~$20 (1%)

* Excludes (a) accrual for payment to CenterPoint Energy (clawback), (b) reversal of California-related reserves, and (c) effects from sale of Desert Basin; includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03))

2

Key Corporate Priorities Litigation, investigations, and related issues High ethical standards Strengthen balance sheet Business model in line with current market environment Priority Focusing on resolution of California and FERC issues Settled SEC investigation Created Office of Compliance & Ethics Hired new Chief Risk and Corporate Compliance Officer Replacing bank debt with capital market financing Over time, will increase equity level Continuing to cut costs Expanding Retail outside Houston Tightening scope of commercial activities Status

Retail Energy Overview Residential ~1.4 million customers in Houston area under the "Price-to-Beat" ~ 65,000 customers in other Texas service areas Business Services ~200,000 small commercial customers who use <1 MW of electricity, also under the "Price-to-Beat" Solutions 2 Large commercial and industrial customers who use > 1 MW of electricity 2003E Gross Margin Contribution: $1,270 million 1, 2 Residential Business Services Solutions Texas Assets 51 25 18 6 Texas Assets 3 18% 6% 25% 51% Revenues less fuel and purchased power Includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)) Primarily Channelview generating units in Texas

Price-to-Beat Market Share

Reliant Resources

— Total
···· In-territory

Residential Number of Customers (millions)


1.50
1.46
1.42
1.38
1.34
1.30
In-territory market share:
▪ 3/31/03 actual: ~ 88%
▪ YE2003 forecast: ~ 80%
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03

Key competitors:

- TXU
- Energy America/CP&L/WTU (Centrica)
- Green Mountain
- First Choice (TNMP)
- Entergy

Business Services Annualized Volume (millions MWh)


16
15
14
13
12
11
10
In-territory market share:
▪ 3/31/03 actual: ~ 61%
▪ YE2003 forecast: ~ 53%
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03

5

ERCOT Solutions Market Share

(As of 3/31/03)

Total ERCOT Solutions Market*
(100% = 78 TWh)


Others
~30%
(single largest ~5%)
TXU
~35%
RRI (Solutions)
~35%

Reliant Positioning

- RRI's ERCOT market share has increased from 28% at inception of deregulation to 35% at 3/31/03
- Strong brand name and customer relationships
- Active new entrant in PJM

* All figures approximated

Sources: Company releases, PUC data, actual transactions, Solutions estimates

6

Retail Energy 2003 EBIT Outlook Build-Up ($ millions) Revenues less fuel and purchased power; includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)) Excludes accrual for payment to CenterPoint Energy (clawback) and includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)) 1 2 2

Texas Genco Option

Reliant Resources

- Option to purchase CenterPoint Energy's 81% interest in Texas Genco in January 2004
- Option price to be set at the average of the highest 30 consecutive trading days from July 22, 2003 to January 9, 2004, plus up to a 10% control premium
- Portfolio consists of: ~5,000 MW of baseload; ~9,000 MW of intermediate/cyclic/peaking (*Primarily in Houston service territory*)
- Good strategic fit with Retail business
- Funding baskets authorized by bank deal
  - Junior securities at RRI — Unlimited
  - Asset sales — Up to $650 million
  - Debt or equity at TX Genco — Up to 50% of enterprise value

Will opportunistically review / other alternatives exist

8

Wholesale U.S. Generation Portfolio West 2 Operating 4,642 Construction 541 Total 5,183 Texas Operating 805 Option (2004) 14,175 Southeast Operating 1,106 Under contract 1,104 Total 2,210 Mid-Atlantic Operating 4,795 Construction 1,120 Total 5,915 Orion New York Operating 2,952 Total capacity 19,083 MW 1 (Operating and under contract) Total capacity under construction 2,461 MW Dispatch Type (% of 19,083 MWs) Fuel Type (% of 19,083 MWs) Coal 23 NG 39 Dual 31 Hydro 4 Oil 3 Baseload 32 Intermediate 36 Peaking 32 Base Load 32% Intermediate 36% Peaking 32% Gas 39% Hydro 4% Oil 3% Coal 23% Dual 31% Mid-Continent Operating 4,484 Construction 800 Total 5,284 1 Excludes Texas generation because Retail Energy reports Texas financial results 2 Includes Desert Basin

Current Wholesale Business Environment Lack of market liquidity Current imbalance of supply and demand Regulatory and political interference Positive impact of gas price volatility on coal generation Action Steps: Adjusting our business profile to operate within these constraints Additional retail activity outside of Texas will further balance wholesale operations

Wholesale Energy 2003 EBIT Outlook Build-Up ($ millions) Our Wholesale segment has significant "operating leverage," i.e., fixed cost base as % of gross margin is high. Includes: Proprietary trading loss ~$80 Cost to unwind positions ~$13 Severance / other ~$32 Total ~$125 Energy >70% Capacity / other 15 -30% Hedge premium 5 -10 % Gross margin 1, 2 O&M G&A Taxes other than income/ equity/ other income D&A 2003 EBIT 2 EBITDA 2 Revenues less fuel and cost of gas sold and purchased power Excludes reversal of California-related reserves of $75 million and effects from sale of Desert Basin, as applicable Includes REMA book lease payment of $60 million

Reliant Resources, Inc. 3/31 Adj. Pro-forma $0.3 Sr. priority revolver -- -- -- $2.1 Sec. revolver Collateral postings $0.5 -- $0.5 Other $0.8 -- $0.8 Debt Equivalents Structure ($ billions at 3/31/03; excludes European energy discontinued operations) Orion MidWest Debt $1.0 2 Restricted cash $0.1 Orion NY Debt $0.4 2 Restricted cash $0.1 Liberty (Plant Project Financing) Debt $0.2 Single Plant Project Financings Channelview $0.4 El Dorado $0.1 (off-B/S) Other Merchant Plants 3 REMA $0.4 consolidated cash and cash equivalents 1 $0.3 cash in escrow REMA (principal) Lease $0.6 (off-B/S) Pro forma for June & July capital markets issuances RERH (Retail Energy) Retail Rec. Facility $0.1 (off-B/S) Orion Power Holdings (OPH) Debt $0.5 2 RES (Trading & Marketing) REPG (Power Generation) Sec. bank term loans $3.8 ($1.1) $2.7 Sec. notes -- $1.1 $1.1 Convertible sr. sub -- $0.3 $0.3 $0.3 restricted cash in escrow Seward Tax-exempt debt $0.3 (backed by RRI L/C) Excludes $0.5 billion collateral under the cash collateralized L/C facility and margin deposits Includes purchase accounting write-up Includes California, Desert Basin AZ, Bighorn NV, Indian River and Osceola FL, Aurora and Shelby IL, Hunterstown PA, and Choctaw MS

"Hard" and "Soft" Amortization Targets Cumulative If Cumulative Target Not Met Date Pay-down Fees Warrants 5/2004 $0.5 billion ~ $30 million zero 5/2005 $1.0 billion $35 - 45 million 2.0% 5/2006 $2.0 billion $40 - 60 million 2.0% $0.5 billion $1.1 billion of proceeds from Secured Notes satisfy RRI bank facility requirements: Soft amortization targets in 2004 and 2005 Hard amortization in 2006 Remainder due in 03/2007 Soft Amortization (these targets only create economic penalties, not defaults) Hard Amortization ? ? ?

Reliant Resources, Inc. 3/31 Adj. Pro-forma $0.3 Sr. priority revolver -- -- -- $2.1 Sec. revolver Collateral postings $0.5 -- $0.5 Other $0.8 -- $0.8 Sec. bank term loans $3.8 ($1.1) $2.7 Sec. Notes -- $1.1 $1.1 Convertible sr. sub -- $0.3 $0.3 Debt Equivalents Structure ($ billions at 3/31/03; excludes European energy discontinued operations) Orion MidWest Debt $1.0 2 Restricted cash $0.1 Orion NY Debt $0.4 2 Restricted cash $0.1 Liberty (Plant Project Financing) Debt $0.2 Single Plant Project Financings Channelview $0.4 El Dorado $0.1 (off-B/S) Other Merchant Plants 3 Seward Tax-exempt debt $0.3 (backed by RRI L/C) REMA $0.4 consolidated cash and cash equivalents 1 $0.3 restricted cash in escrow REMA (principal) Lease $0.6 (off-B/S) RERH (Retail Energy) Retail Rec. Facility $0.1 (off-B/S) Orion Power Holdings (OPH) Debt $0.5 2 RES (Trading & Marketing) REPG (Power Generation) Hard cash traps at 3/31/03 Excludes $0.5 billion collateral under the cash collateralized L/C facility and margin deposits Includes purchase accounting write-up Includes California, Desert Basin AZ, Bighorn NV, Indian River and Osceola FL, Aurora and Shelby IL, Hunterstown PA, and Choctaw MS

2003 Outlook

Reliant Resources

($ millions)

	Subs with Cash Trapped at 3/31/03	Other	Total
Adjusted EBITDA [1]			
Retail Energy	-	700	$700
Wholesale Energy	475	(20)	$455 [2]
Corporate	-	20	$20
Total Adjusted EBITDA [1]	475	700	~$1,125 - 1,225
Total interest	(125)	(285) [3, 4]	~($400) - (420) [3, 4]
Cash taxes, working capital, and other			(100) [4]
Projected GAAP operating cash flow			~$600 - 700 [4, 5]
Adjusted EBITDA [1] / Interest	3.8x	2.5x	2.9x
Net debt equivalents at 3/31 (billions)	1.9	5.7	7.6
Net Debt / Adjusted EBITDA [1]	4.0x	8.1x	6.5x

1 Excludes (a) accrual for payment to CenterPoint Energy (clawback), (b) reversal of California-related reserves, (c) effects from sale of Desert Basin, (d) discontinued operations and (e) cumulative effect of accounting changes; includes gains recorded in prior periods that will be realized/collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03))

2 Includes proprietary trading loss of approximately $80 million, cost to unwind positions of approximately $13 million, and severance/other of approximately $32 million for a total of approximately $125 million

3 Net of approximately $90 million of capitalized interest (included in capex)

4 Excludes effects of increased interest expense of approximately $25 million associated with the June and July capital markets issuances and acceleration of amortization of prior financing fees of approximately $30 million

5 Includes approximately $200 million of forecasted operating cash flow trapped at the Orion subsidiary level to retire bank debt

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Capital Expenditures and Cashflow Outlook Operating Cash Flow Clawback Excludes Texas Genco option Includes approximately $200 million of forecasted operating cash flow trapped at the Orion subsidiary level to retire bank debt and excludes effects of increased interest expense of approximately $25 million associated with the June and July capital markets issuances and acceleration of amortization of prior financing fees of approximately $30 million 2003 2004 2005 - 2007 $500 70 0 $275 170 125 $750 - 800 220 - 260 100 - 150 $175 ~$600 - 700 2 Wholesale Construction Other Annual Total Capital Expenditures 1 RRI expects to have positive free cash flow in 2004 ($ millions)

0.2 0.2 1.2 4.1 0.0 0.0 0.0 1.3 1.8 Debt Maturities - Pro Forma for Issuances ($ billions at 3/31/03; excludes European energy discontinued operations) RRI secured corporate bank debt Orion Power Holdings notes Orion Power NY & MW REMA lease - principal portion (off-B/S) Other Secured notes $1.1 billion secured notes replaced RRI corporate bank debt Convertible senior subordinate

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 1.05 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Domestic Collateral Requirements (Based on commodity prices as of May 1, 2003) Posted collateral at 5/01/03: ~ $0.6 Available liquidity at 5/01/03: ~ $1.0 ($ billions) (Commodity, surety bonds, development, retail, transportation, etc.) Total liquidity* at 5/01/03: ~ $1.6 Potential collateral postings * Unborrowed corporate credit facilities plus unrestricted cash and cash equivalents plus net cash collateral postings

Investment Highlights Capital structure has been stabilized Retail provides stability relative to cyclical commodity wholesale business Significant upside potential with recovery of the wholesale markets RRI expects to have positive free cash flow in 2004 Pending sales of European operations and Desert Basin reduce debt and tighten strategic focus Recent management changes support key corporate priorities

Appendix

Debt Equivalents Summary - Pro Forma for Issuances Excludes (a) accrual for payment to CenterPoint Energy (clawback), (b) reversal of California-related reserves, and (c) effects from sale of Desert Basin; includes gains recorded in prior periods that will be realized/ collected in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)) Adjusted to give effect to the issuances and use of net proceeds for the June and July capital markets issuances Includes $0.4 billion unrestricted cash, $0.5 billion collateral under the cash collateralized L/C facility and margin deposits, and $0.3 billion escrowed restricted cash Includes purchase accounting write-up Restricted cash 3 5 4 ($ billions at 3/31/03 except EBITDA in $ millions; excludes European energy discontinued operations) 1 1 2 2 2 4

2003 Adjusted EBIT Guidance Reconciliation ($ millions) Excludes effects from sale of Desert Basin (in process of being determined) 1 1

2003 Earnings Reconciliation ($ millions) Excludes effects from sale of Desert Basin (in process of being determined) Excludes effects of increased interest expense of approximately $25 million associated with the June and July capital markets issuances and acceleration of amortization of prior financing fees of approximately $30 million 1, 2 2 1, 2 1, 2 1, 2